SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date earliest event reported) June14, 2002


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000




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Form 8-K


Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c) Exhibits.

   Exhibit                  Description
     No.
     99.1    Release, dated June 14, 2002, issued by
             Entergy.

     99.2    Release, dated June 14, 2002, issued by
             Entergy.

     99.3    Slide presentation given by the Chief
             Executive Officer, J. Wayne Leonard, of
             Entergy Corporation on June 14, 2002.

     99.4    Slide presentation given by the Executive
             Vice President, Jerry Jackson, of Entergy
             Corporation on June 14, 2002.

     99.5 Slide presentation given by the Chairman and Chief Executive Officer, Jerry
             Yelverton, of Entergy Nuclear on June 14,
             2002.

     99.6    Slide presentation given by the Chief
             Executive Officer, Kyle Vann, of Entergy-
             Koch, L.P. on June 14, 2002.

     99.7    Slide presentation given by the Senior
             Vice President, New Products Development,
             Dick Jefferis, of Entergy-Koch Trading,
             LP on June 14, 2002.

     99.8    Slide presentation given by the Vice
             President, Nuclear Development, Dan
             Keuter, of Entergy Corporation on
             June 14, 2002.

     99.9 Slide presentation given by the Director, Michael Schnitzer, of The NorthBridge
             Group, Inc. on June 14, 2002.

    99.10    Slide presentation given by the Executive
             Vice President External Affairs, Curt
             Hebert, of Entergy Corporation on
             June 14, 2002.

    99.11    Slide presentation given by the Executive
             Vice President and Chief Financial
             Officer, C. J. Wilder, of Entergy
             Corporation on June 14, 2002.

Item 9.   Regulation FD Disclosure

Entergy Corporation

On June 14, 2002, Entergy Corporation issued press releases attached to this report as Exhibits 99.1 and 99.2. On June 14, 2002, Entergy Corporation sponsored The Entergy 2002 Analyst Meeting in New Orleans, Louisiana. Copies of the presentations made to various members of the financial and investment community attending the Analyst Meeting are attached to this report as Exhibits 99.3 - 99.11 The presentations are being webcast simultaneously and interested investors can access the webcast at www.entergy.com/webcast.


                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation


                                        By:  /s/ Nathan E. Langston
                                             Nathan E. Langston
                                             Senior Vice President and
                                             Chief Accounting Officer



Dated: June 14, 2002